UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2026

Heron Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33221	94-2875566
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

25 Fenton Main Street, Suite 300, Cary, NC	27511
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (858) 251-4400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HRTX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 23, 2026 (the “Effective Date”), Heron Therapeutics, Inc., a Delaware corporation (the “Company”), entered into a multi-product Development and License Agreement (the “License Agreement”) with Long Grove Pharmaceuticals, LLC, a Delaware limited liability company (“Long Grove”), and Capstone Development Services Company, LLC, a Delaware limited liability company (“Capstone”), which provided for, among other things, the grant by Long Grove to the Company of an exclusive (as to the licensed patents), sublicensable license to import, distribute, sell and market certain products in the United States, including its territories, commonwealths and possessions (the “Territory”), and a non-exclusive license to manufacture such products worldwide for sale in the Territory and certain obligations to collaborate on developing and commercializing such products. Capstone is a party to the License Agreement solely to provide certain exclusivity covenants and backstop obligations.

Under the License Agreement, the Company shall pay to Long Grove certain regulatory milestone payments, sales-based milestone payments, and royalty payments and be reimbursed for certain expenses.

The License Agreement has an initial term of ten (10) years following the first commercial sale of any product, with automatic two (2)-year renewal terms, and may be terminated by either Party upon the occurrence of certain conditions customary for agreements of this type.

The foregoing description of the License Agreement does not purport to be complete and is qualified in its entirety by reference to the License Agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending September 30, 2026.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Heron Therapeutics, Inc.

Date: September 29, 2026	/s/ Ira Duarte
Ira Duarte Executive Vice President, Chief Financial Officer